Summary Prospectus March 5, 2010 Direxion Shares ETF Trust Specialty Funds Direxion Daily Financial Bear 3X Shares: FAZ Hosted on NYSE Arca

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information and shareholder report, online at http://direxionshares.com/document/regulatory_documents.html. You can also get this information at no cost by calling at 1-866-476-7523 or by sending an e-mail request to info@direxionshares.com, or from your financial intermediary. The fund’s prospectus and statement of additional information, both dated March 5, 2010, are incorporated by reference into this Summary Prospectus.

Important Information Regarding the Fund
The Direxion Daily Financial Bear 3X Shares (“Fund”) seeks daily leveraged investment results. The pursuit of daily leveraged goals means that the Fund is riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the performance of the Index. The pursuit of daily leveraged investment goals means that the return of the Fund for a period longer than a full trading day may bear no resemblance to -300% of the return of the Index for such longer period because the aggregate return of the Fund is the product of the series of daily leveraged returns for each trading day. The path of the benchmark during the longer period may be at least as important to the Fund’s return for the longer period as the cumulative return of the benchmark for the relevant longer period, especially in periods of market volatility. Further, the return for investors that invest for periods less than a full trading day or for a period different than a trading day will not be the product of the return of the Fund’s stated goal and the performance of the target index for the full trading day.

Investment Objective
The Direxion Daily Financial Bear 3X Shares (“Fund”) seeks daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the price performance of the Russell 1000® Financial Services Index (“Index”). The Fund seeks daily leveraged investment results and does not seek to achieve its stated investment objective over a period of time greater than one day. The Fund is different and much riskier than most exchange-traded funds.
The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results, understand the risks associated with shorting and the use of leverage, and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios.

Fees and Expenses of the Fund
The table that follows describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). Investors purchasing shares in the secondary market may pay costs (including customary brokerage commissions) charged by their broker.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.25%

Acquired Fund Fees and Expenses	0.21%

Total Annual Fund Operating Expenses	1.21%

Expense Waiver/Reimbursement	0.05%
Total Annual Fund Operating Expenses After Expense Waiver/Reimbursement	1.16%

(1)	Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through March 1, 2011, to the extent that the Fund’s Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, acquired fund fees and expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). Any expense waiver is subject to reimbursement by the Fund only within the following three years if overall expenses fall below these percentage limitations. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.

Expense Example. The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$118	$379	$660	$1,462

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies
The Fund, under normal circumstances, creates short positions by investing at least 80% of its net assets in: futures contracts; options on securities, indices and futures contracts; equity caps, collars and floors; swap agreements; forward contracts; short positions, reverse repurchase agreements; and other financial instruments that, in combination, provide leveraged and unleveraged exposure to the Index. The Fund invests the remainder of its assets in short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements. The Fund does not invest in equity securities.
The Index is a subset of the Russell 1000® Index that measures the performance of the securities classified in the financial services sector of the large cap U.S. equity market. As of January 29, 2010, the Index had an average market capitalization of over $9.794 billion dollars and a median market capitalization of $3.516 billion dollars.
The Fund seeks to remain fully invested at all times consistent with its stated goal. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased. The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Principal Risks
An investment in the Fund entails risk. The Fund could lose money or its performance could trail that of other investment alternatives. The Fund’s investment adviser cannot guarantee that the Fund will achieve its objective. In addition, the Fund presents some risks not traditionally

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associated with most mutual funds. It is important that investors closely review all of the risks listed below and understand how these risks interrelate before making an investment in the Fund. Unprecedented recent turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund. There is the risk that you could lose all or a portion of your money on your investment in the Fund.
Adverse Market Conditions Risk — Because the Fund magnifies the inverse performance of the Index, the Fund’s performance will suffer during conditions in which the Index rises.
Adviser’s Investment Strategy Risk — While the Adviser seeks to take advantage of investment opportunities for the Fund that will maximize its investment returns, there is no guarantee that such opportunities will ultimately benefit the Fund. There is no assurance that the Adviser’s investment strategy will enable the Fund to achieve its investment objective.
Concentration Risk — Concentration risk results from the Fund focusing its investments in a specific industry or group of industries. The performance of the Fund may be more volatile than a fund that does not concentrate its investments in a specific industry or group of industries. The Fund also may be more susceptible to any single economic market, political or regulatory occurrence affecting that industry or group of industries.
Counterparty Risk — The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities or asset class without actually purchasing those securities or investments, or to hedge a position. These financial instruments may include swap agreements and structured notes. The use of swap agreements involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swap agreements also may be considered to be illiquid. In addition, the Fund may enter into swap agreements that involve a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.
Credit Risk — The Fund could lose money if the issuer or guarantor of a debt security goes bankrupt or is unable or unwilling to make interest payments and/or repay principal. Changes in an issuer’s financial strength or in an issuer’s or debt security’s credit rating also may affect a security’s value and thus have an impact on Fund performance.
Daily Correlation Risk — There is no guarantee that the Fund will achieve its daily target. The Fund may have difficulty achieving its daily target due to fees and expenses, high portfolio turnover, transaction costs and costs associated with the use of leveraged investment techniques and/or a temporary lack of liquidity in the markets for the securities held by the Fund. The Fund may not have investment exposure to all securities in its underlying Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the underlying Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its Index. Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on that day. The Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily investment objective.
Derivatives Risk — The Fund uses investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives are subject to market risks that may cause their prices to fluctuate over time and may increase the volatility of the Fund. The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Effects of Compounding and Market Volatility Risk — The Fund does not attempt to, and should not be expected to, provide returns which are a multiple of the return of the Index for periods other than a single day. The Fund rebalances its portfolio on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. This means that for a period longer than one day, the pursuit of daily goals may result in daily leveraged compounding. It also means that the return of an index over a period of time greater than one day multiplied by the Fund’s daily target (-300%) generally will not equal the Fund’s performance over that same period.
As a result, over time, the cumulative percentage increase or decrease in the value of the Fund’s portfolio may diverge significantly from the cumulative percentage increase or decrease in the multiple of the return of the Fund’s underlying index due to the compounding effect of losses and gains on the returns of the Fund. It also is expected that the Fund’s use of leverage will cause the Fund to underperform the compounded return of three times its benchmark in a trendless or flat market.
The effect of compounding becomes more pronounced on the Fund’s performance as the Index experiences volatility. The Index’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of the Index. The table below provides examples of how Index volatility could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. As shown below, this Fund, or any other 3X Bear Fund, would be expected to lose 31.3% (as shown in Table 1 below) if its Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. If the Index’s annualized volatility were to rise to 75%, the hypothetical loss for a one year period for the Fund widens to approximately 96.6%.
At higher ranges of volatility, there is a chance of a near complete loss of value even if the Index is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose approximately 100% of its value, even if the cumulative Index return for the year was only 0%.

Table 1

	–300%
One	One
Year	Year
Index	Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%

-60%	180%	1371.5%	973.9%	248.6%	–46.5%	–96.1%
–50%	150%	653.4%	449.8%	78.5%	–72.6%	–98.0%
–40%	120%	336.0%	218.2%	3.3%	–84.2%	–98.9%
–30%	90%	174.6%	100.4%	–34.9%	–90.0%	–99.3%
–20%	60%	83.9%	34.2%	–56.4%	–93.3%	–99.5%
–10%	30%	29.2%	–5.7%	–69.4%	–95.3%	–99.7%
0%	0%	–5.8%	–31.3%	–77.7%	–96.6%	–99.8%
10%	–30%	–29.2%	–48.4%	–83.2%	–97.4%	–99.8%
20%	–60%	–45.5%	–60.2%	–87.1%	–98.0%	–99.9%
30%	–90%	–57.1%	–68.7%	–89.8%	–98.4%	–99.9%
40%	–120%	–65.7%	–75.0%	–91.9%	–98.8%	–99.9%
50%	–150%	–72.1%	–79.6%	–93.4%	–99.0%	–99.9%
60%	–180%	–77.0%	–83.2%	–94.6%	–99.2%	–99.9%

The Index’s annualized historical volatility rate for the five-year period ended December 31, 2009 is 42.0%. The Index’s highest volatility rate for any one calendar year during the five-year period is 67.2%. The Index’s annualized performance for the five-year period ended December 31, 2009 is -11.42%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.
For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” and “Negative Implications of Daily Goals in Volatile Markets” in the Fund’s full prospectus, and “Special

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Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.
Holding an unmanaged position opens the investor to the risk of market volatility adversely affecting the performance of the investment. The Fund is not appropriate for investors who do not intend to actively monitor and manage their portfolios. This table is intended to underscore the fact that the Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios.
To fully understand the risks of market volatility on the Fund, see “Negative Implications of Daily Goals in Volatile Markets” found in the statutory prospectus.
Financial Services Companies Risk — The Fund will concentrate its investments in securities issued by, and/or have exposure to, financial services companies. As a result, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the financial services companies. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector.
Gain Limitation Risk — If the Fund’s benchmark moves more than 33% on a given trading day in a direction adverse to the Fund, you would lose all of your money. Rafferty will attempt to position the Fund’s portfolio to ensure that the Fund does not lose more than 90% of its net asset value on a given day. The cost of such downside protection will be limitations on the Fund’s gains. As a consequence, the Fund’s portfolio may not be responsive to Index gains beyond 30% in a given day. For example, if the Index were to lose 35%, the Fund might be limited to a daily gain of 90% rather than 105%, which is 300% of the Index loss of 35%.
High Portfolio Turnover Risk — The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.
Interest Rate Risk — The value of the Fund’s investments in fixed income securities will fall when interest rates rise. The effect of increasing interest rates is more pronounced for any intermediate-term or longer-term fixed income obligations owned by the Fund.
Intra-Day Investment Risk — The Fund seeks daily leveraged investment results which should not be equated with seeking a leveraged goal for shorter than a day. An investor who purchases Fund shares after the close of the markets on one trading day and before the close of the markets on the next trading day will likely have more, or less, than 300% leveraged investment exposure to the Index, depending upon the movement of the Index from the end of one trading day until the time of purchase. If the Index rises, the investor will receive less than 300% exposure to the Index. Conversely, if the Index declines, the investor will receive greater than 300% exposure to the Index. Investors may consult the Fund’s website at any point during the day to determine how the current value of the Index relates to the value of the Index at the end of the previous day.
Inverse Correlation Risk — Shareholders should lose money when the Fund’s target index rises, which is a result that is the opposite from traditional funds.
Leverage Risk — If you invest in the Fund, you are exposed to the risk that a decline in the daily performance of the Index will be leveraged. This means that your investment in the Fund will be reduced by an amount equal to 3% for every 1% daily decline, not including the cost of financing the portfolio and the impact of operating expenses, which would further lower your investment. The Fund could theoretically lose an amount greater than its net assets in the event of an Index increase of more than 33%. Further, purchasing shares during a day may result in greater than 300% exposure to the performance of the Index if the Index declines between the close of the markets on one trading day and before the close of the markets on the next trading day.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility” above.
Liquidity Risk — Some securities held by the Fund, including derivatives, may be difficult to sell or illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid security at an unfavorable time or at a price that is lower than Rafferty’s judgment of the security’s true market value, the Fund may be forced to sell the security at a loss. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.
Market Risk — The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market.
Market Timing Risk — Rafferty expects a significant portion of the assets of the Fund to come from professional money managers and investors who use the Funds as part of “asset allocation” and “market timing” investment strategies. These strategies often call for frequent trading which may lead to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities.
A non-diversified fund’s net asset values and total returns may fluctuate more or fall greater in times of weaker markets than a conventional diversified fund.
Regulatory Risk — The Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operations and/or change the competitive landscape.
Shorting Risk — The Fund may engage in short sales designed to earn the Fund a profit from the decline in the price of particular securities, baskets of securities or indices. However, there is a risk that the Fund will experience a loss as a result of engaging in these short sales.
Tax and Distribution Risk — The Fund has extremely high portfolio turnover which causes the Fund to generate significant amounts of taxable income. This income is typically short-term capital gain, which is generally treated as ordinary income when distributed to shareholders, or short-term capital loss. The Fund rarely generates long-term capital gain or loss. The Fund will generally need to distribute this income in order to satisfy certain tax requirements. Because of the Fund’s high portfolio turnover, the Fund could make larger and/or more frequent distributions than traditional unleveraged ETFs. Because the Fund’s asset level changes frequently, these distributions could comprise a substantial portion or even all of the Fund’s net assets if the Fund distributes this income after a decline in its net assets. Shareholders in the Fund on the day of such distributions may receive substantial distributions, which could lead to negative tax implications for such shareholders. Potential investors are urged to consult their own tax advisers for more detailed information.
Rules governing the U.S. federal income tax aspects of certain derivatives, including total return equity swaps, real estate-related swaps, credit default swaps and other credit derivatives are not entirely clear. Because the Fund’s status as a regulated investment company might be affected if the Internal Revenue Service did not accept the Fund’s treatment of certain transactions involving derivatives, the Fund’s ability to engage in these transactions may be limited. Please see the Funds’ SAI for more information.
Tracking Error Risk — The Fund may have difficulty achieving its daily target due to fees and expenses, high portfolio turnover, transaction costs, and/or a temporary lack of liquidity in the markets for the securities held by the Fund. A failure to achieve a daily target may cause the Fund to provide returns for a longer period that are worse than expected. In addition, even though the Fund may meet its daily target over a period of time, this will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period.

Special Risks of Exchange-Traded Funds
Not Individually Redeemable.  Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as Creation Units. You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.
Trading Issues.  Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary

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market volatility or other reasons. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange, and the listing requirements may be amended from time to time.
Market Price Variance Risk.  Individual Shares of the Fund that are listed for trading on the Exchange can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below or at their NAV. Differences between secondary market prices and NAV for Shares may be due largely to supply and demand forces in the secondary market, which forces may not be the same as those influencing prices for securities or instruments held by the Fund at a particular time. Given the fact that Shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of Shares should not be sustained. There may, however, be times when the market price and the NAV vary significantly and you may pay more than NAV when buying Shares on the secondary market, and you may receive less than NAV when you sell those Shares. The market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that Shares may trade at a discount to NAV and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund. There is no guarantee that an active secondary market will develop for Shares of the Fund.

Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied over time. The bar chart shows the Fund’s performance for the previous calendar year. The table shows how the Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad-based market index for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at http://direxionshares.com/etfs?performance or by calling the Fund toll free at 1-866-476-7523.

Calendar Year Total Return as of December 31

During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was (6.07)% for the quarter ended December 31, 2009 and its lowest calendar quarter return was (77.24)% for the quarter ended June 30, 2009.

Average Annual Total Returns
(For the periods ended December 31, 2009)

		Since
		Inception
	One Year	(11/6/2008)

Return Before Taxes	(94.48)%	(94.91)%
Return After Taxes on Distributions	(94.48)%	(94.91)%
Return After Taxes on Distributions and Sale of Fund Shares	(61.41)%	(77.73)%
Russell 1000® Financial Services Index (reflects no deduction for fees, expenses or taxes)	20.07%	12.49%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In addition, the “Return After Taxes on Distributions and Sale of Fund Shares” would be higher if the investor recognized a capital loss upon the redemption of Fund shares.

Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.

Portfolio Managers. The following members of the investment team are jointly and primarily responsible for the day-to-day management of the Fund:

Years of
Portfolio	Service with
Manager	the Adviser	Primary Title

Paul Brigandi	Since 2004	Portfolio Manager
Adam Gould	Since 2007	Portfolio Manager

Purchase and Sale of Fund Shares
The Fund will issue and redeem Shares in exchange for cash only to Authorized Participants in large blocks, known as Creation Units, each of which is comprised of 50,000 Shares. Retail investors may only purchase and sell Fund Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information
Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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